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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date earliest event reported): May 24, 2000


                         WFS Financial Auto Loans, Inc.
              -----------------------------------------------------
              (Exact name of co-registrant as specified in charter)


        California                      333-95233              33-0149603
----------------------------           -----------         ------------------
(State or other jurisdiction           (Commission           (IRS employer
    of incorporation)                  file number)        identification no.)


               23 Pasteur, Irvine, California            92618
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


       Registrant's telephone number, including area code: (949) 727-1000


                           WFS Receivables Corporation
              ----------------------------------------------------
              (Exact name of co-registrant as specified in charter)


       California                      333-95233                33-0885464
---------------------------         ---------------        ------------------
(State or other jurisdiction          (Commission              IRS employer
   of incorporation)                  file number)         identification no.)


           6655 West Sahara Avenue, Las Vegas, Nevada   89102
           -----------------------------------------------------
           (Address of principal executive offices)   (Zip code)


Registrant's telephone number, including area code: (702) 247-1442


This filing relates to Registration Statement No. 333-95233






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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Exhibit 25.2: Statement of Eligibility of Trustee











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WFS FINANCIAL AUTO LOAN, INC.


Date:  May 26, 2000                    /s/ Lee A. Whatcott
                                       -----------------------------------
                                       Lee A. Whatcott, Chief Financial Officer



                                       WFS RECEIVABLES CORPORATION


Date:  May 26, 2000                    /s/ Lee A. Whatcott
                                       ----------------------------------------
                                       Lee A. Whatcott, Chief Financial Officer









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                                INDEX TO EXHIBITS


Exhibit No.       Description                                          Page
-----------       -----------                                          ----

   25.2           Statement of Eligibility of Trustee










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